EXHIBIT 77Q1(a)

ARTICLES OF AMENDMENT
OF
GABELLI GLOBAL SERIES FUNDS, INC.

Gabelli Global Series Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (herein after called the "Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:

	FIRST: The Charter of the Corporation is hereby amended by amending Article II of its Articles of Incorporation to read:

Article II

Name

The name of the Corporation is GAMCO Global
Series Funds, Inc. (the "Corporation").

The Charter of the Corporation is hereby further amended to reflect that each class of the Corporation's capital stock and sub-series of that class are redesignated as follows:

Current Designation			New Designation

	The Gabelli Global 		The GAMCO Global
Telecommunications Fund Stock		Telecommunications Fund Stock

	The Gabelli Global		The GAMCO Global
	Telecommunications Fund		Telecommunications Fund
	Class AAA Stock		Class AAA Stock

	The Gabelli Global		The GAMCO Global
	Telecommunications		Telecommunications
	Fund Class A Stock		Fund Class A Stock

	The Gabelli Global		The GAMCO Global
	Telecommunications		Telecommunications
	Fund Class B Stock		Fund Class B Stock
	The Gabelli Global		The GAMCO Global
Telecommunications		Telecommunications
Fund Class C Stock		Fund Class C Stock



Current Designation		New Designation

The Gabelli Global		The GAMCO Global
Telecommunications		Telecommunications
Fund Class I Stock		Fund Class I Stock

The Gabelli Global Growth	The GAMCO Global Growth
Fund Stock				Fund Stock

The Gabelli Global			The GAMCO Global
	Growth Fund Class		Growth Fund Class
	AAA Stock				AAA Stock

	The Gabelli Global		The GAMCO Global
	Growth Fund			Growth Fund
	Class A Stock			Class A Stock

	The Gabelli Global		The GAMCO Global
	Growth Fund			Growth Fund
	Class B Stock			Class B Stock

	The Gabelli Global		The GAMCO Global
Growth Fund			Growth Fund
Class C Stock			Class C Stock

The Gabelli Global		The GAMCO Global
Growth Fund			Growth Fund
Class I Stock			Class I Stock

The Gabelli Global			The GAMCO Global
Opportunity Fund Stock		Opportunity Fund Stock

	The Gabelli Global		The GAMCO Global
	Opportunity Fund		Opportunity Fund
	Class AAA Stock		Class AAA Stock

The Gabelli Global		The GAMCO Global
	Opportunity Fund		Opportunity Fund
	Class A Stock			Class A Stock

	The Gabelli Global		The GAMCO Global
	Opportunity Fund		Opportunity Fund
	Class B Stock			Class B Stock



Current Designation		New Designation

The Gabelli Global		The GAMCO Global
Opportunity Fund		Opportunity Fund
Class C Stock			Class C Stock

The Gabelli Global		The GAMCO Global
Opportunity Fund		Opportunity Fund
Class I Stock			Class I Stock

The Gabelli Global			The Gabelli Global
Convertible Securities Fund	Convertible Securities
Fund Stock						Stock

The Gabelli Global		The GAMCO Global
Convertible Securities		Convertible Securities
Fund Class AAA Stock		Fund Class AAA Stock

The Gabelli Global		The GAMCO Global
Convertible Securities		Convertible Securities
Fund Class A Stock		Fund Class A Stock

The Gabelli Global		The GAMCO Global
Convertible Securities		Convertible Securities
Fund Class B Stock		Fund Class B Stock

The Gabelli Global		The GAMCO Global
Convertible Securities		Convertible Securities
Fund Class C Stock		Fund Class C Stock

The Gabelli Global		The GAMCO Global
Convertible Securities		Convertible Securities
Fund Class I Stock		Fund Class I Stock

The Gabelli Global 			The GAMCO Global
Entertainment and Media 		Entertainment and Media
Fund Stock				Fund Stock

The Gabelli Global		The GAMCO Global
Entertainment and Media		Entertainment and Media
Fund Class AAA Stock		Fund Class AAA Stock



	SECOND: The forgoing amendments to the Charter were approved by a majority of the entire Board of Directors of the Corporation at a meeting duly held November 16, 2005. The amendments are limited to the changes expressly permitted by 2-605 of the Maryland General Corporation Law to be made without action of the stockholders of the Corporation.

THIRD: The amendment to the Charter of the Corporation as set forth above does not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of any class or sub-series of shares of the Corporation.

	IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and witnessed by its Secretary as of this 27th day of December 2005. The President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and states that, to the best of his knowledge, information and belief and under the penalties of perjury, all matters and facts contained herein with respect to authorization and approval of these Articles of Amendment are true in all material respects.

WITNESS:                  GABELLI GLOBAL SERIES FUNDS, INC.
By: /s/ James E. McKee		By:  /s/ Bruce N. Alpert
James E. McKee			Bruce N. Alpert
Secretary				President